Exhibit 99.1

NOVO OIL & GAS LEGACY HOLDINGS, LLC

(Formerly Novo Oil & Gas Holdings, LLC)

Condensed Consolidated Balance Sheets (Unaudited)

(in thousands)

	June 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$19,224	$25,387
Accounts receivable, net	66,398	66,628
Prepaid expenses and other assets	1,575	1,468
Commodity derivative assets	30,471	37,692

Total current assets	117,668	131,175
Property and equipment:
Oil and gas property and equipment, based on successful efforts method of accounting, net	1,020,732	931,423
Other property and equipment, net	221	283
Right-of-use asset, net	22	150
Inventory	5,025	406

Total property and equipment	1,026,000	932,262
Other assets:
Debt issuance costs, net	2,649	3,313
Commodity derivative asset, long-term	1,421	2,474
Deposit	21	21

Total assets	$1,147,759	$1,069,245

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Accounts payable:
Trade	$50,157	$78,220
Revenue payable	29,307	33,234
Accrued liabilities	12,028	5,959
Operating lease liabilities, current	22	150
Advances from joint interest partners	—	19
Commodity derivatives liability, current	9,969	5,063
Deferred midstream revenue, current	2,333	2,333

Total current liabilities	103,816	124,978
Noncurrent liabilities:
Revolving credit facility	350,000	250,000
Commodity derivative liability, long-term	3,796	4,905
Deferred midstream revenue, long-term	21,194	22,361
Asset retirement obligation	2,856	2,706

Total liabilities	481,662	404,950
Commitments and contingencies (Note 11)
Members’ equity	666,097	664,295

Total liabilities and members’ equity	$1,147,759	$1,069,245

NOVO OIL & GAS LEGACY HOLDINGS, LLC

(Formerly Novo Oil & Gas Holdings, LLC)

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
REVENUES:
Crude oil, natural gas, and NGL sales	$205,539	$192,388	$383,058	$306,938
OPERATING COSTS AND EXPENSES:
Lease operating	29,109	9,675	50,599	16,559
Production taxes	15,538	14,262	28,567	22,495
Exploration	62	429	123	517
General and administrative	17,405	1,628	19,128	3,423
Depletion, depreciation, and amortization	45,180	24,019	81,518	42,264
Accretion of discount on asset retirement obligations	76	29	150	57

Total operating expenses	107,370	50,042	180,085	85,315
OPERATING INCOME	98,169	142,346	202,973	221,623
OTHER INCOME (EXPENSE):
Interest income	128	1	226	1
Interest expense	(7,735)	(936)	(13,524)	(1,256)
Gain (loss) on sale of oil and gas properties	8	(136)	16	(136)
Commodity derivative gain (loss), net	(3,022)	(9,565)	28,912	(61,185)
Deferred midstream revenue	583	583	1,166	1,167
Other expense	(3,000)	(88)	(2,926)	(86)

Total other income (expense)	(13,038)	(10,141)	13,870	(61,495)
NET INCOME BEFORE TAXES	85,131	132,205	216,843	160,128
MARGIN TAX EXPENSE	(89)	(118)	(160)	(271)

NET INCOME	$85,042	$132,087	$216,683	$159,857

NOVO OIL & GAS LEGACY HOLDINGS, LLC

(Formerly Novo Oil & Gas Holdings, LLC)

Condensed Consolidated Statements of Equity (Unaudited)

(in thousands)

	Class A		Class B
	Units	Capital	Units	Capital	Total
January 1, 2022	3,092,175	$468,580	63,106	$6,874	$475,454
Distributions	—	(49,905)	—	(1,018)	(50,923)
Net income	—	156,660	—	3,197	159,857

June 30, 2022	3,092,175	$575,335	63,106	$9,053	$584,388

January 1, 2023	3,092,175	$653,643	63,106	$10,652	$664,295
Distributions	—	(210,275)	—	(4,606)	(214,881)
Net income	—	212,350	—	4,333	216,683

June 30, 2023	3,092,175	$655,718	63,106	$10,379	$666,097

NOVO OIL & GAS LEGACY HOLDINGS, LLC

(Formerly Novo Oil & Gas Holdings, LLC)

Condensed Consolidated Statements of Cash Flows (Unaudited)

(in thousands)

	Six Months Ended June 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$216,683	$159,857
Adjustments to reconcile net income to net cash from operating activities:
Depletion, depreciation, and amortization	81,518	42,264
Accretion of discount on asset retirement obligations	150	57
Deferred midstream revenue	(1,166)	(1,167)
Deferred financing cost amortization	843	268
Unrealized loss on derivatives	15,386	22,740
Purchase of derivative premiums	(4,936)	—
(Gain) loss on sale of oil and gas properties	(16)	136
Change in working capital items:
Accounts receivable	229	(54,456)
Prepaid expenses and other assets	(108)	(142)
Accounts payable	2,998	(2,078)
Advances from joint interest partners	(19)	(25,044)
Revenue payables	(3,924)	17,479
Accrued liabilities	6,065	4,283

Net cash provided by operating activities	313,703	164,197
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to oil and gas properties	(204,822)	(188,427)
Additions to other property and equipment	—	(10)
Proceeds from sales of oil and gas properties	16	30

Net cash used in investing activities	(204,806)	(188,407)
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to members	(214,881)	(50,923)
Payments for deferred financing costs	(179)	(1,875)
Borrowings from revolving credit facility	100,000	80,000

Net (used in) provided by financing activities	(115,060)	27,202
NET CHANGE IN CASH AND CASH EQUIVALENTS	(6,163)	2,992
CASH AND CASH EQUIVALENTS, beginning of period	25,387	17,005

CASH AND CASH EQUIVALENTS, end of quarter	$19,224	$19,997

NOVO OIL & GAS LEGACY HOLDINGS, LLC

(Formerly Novo Oil & Gas Holdings, LLC)

Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 1. Organization and Summary of Significant Accounting Policies

Description

Novo Oil and Gas Legacy Holdings, LLC (the “Company”) was formed is a limited liability company under the laws of the state of Delaware. The Company’s principal business is in oil and natural gas acquisition, exploration, development, and production. The Company’s operations are concentrated in the Northern Delaware Basin of Southeast New Mexico and West Texas, a region of high-quality, liquids rich, stacked pay zones.

On June 15, 2023, the Company signed a definitive agreement with Earthstone Energy, Inc. (“Earthstone”) to sell substantially all of its oil and gas assets for $1.5 billion. Due to the Company selling substantially all of its oil and gas properties, held for sale or discontinued operations accounting and related disclosures were determined to not be additive to the users of the financial statements as of, and for the period ending, June 30, 2023. The Company completed the sale of substantially all of its oil and gas assets on August 15, 2023.

Basis of Presentation of Unaudited Condensed Consolidated Interim Financial Statements

The Company is the successor to Novo Oil & Gas Holdings, LLC (the “Novo Holdings”), the former reporting entity formed on August 29, 2016, as a limited liability company under the laws of the state of Delaware. The Company undertook a reorganization on June 14, 2023 in order to effectuate the sale of its oil and gas properties to Earthstone. The reorganization involved the formation of the Company and the drop-down of Novo Holdings, the former reporting entity, as a subsidiary of the Company. The reorganization did not impact the consolidated ownership structure other than through the formation of the Company as parent to Novo Holdings and all subsidiaries. This change in reporting entity did not impact any of Novo Holdings previously issued consolidated financial statements. Additionally, the consolidated financial statements of the Company are on the same basis as Novo Holdings, and as a result, no prior period information has been modified.

The unaudited condensed consolidated interim financial statements (“Condensed Consolidated Financial Statements”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Certain disclosures normally included in the Condensed Consolidated Financial Statements prepared in accordance with U.S. GAAP have been omitted. The accompanying Condensed Consolidated Financial Statements and notes should be read in conjunction with the financial statements and notes included in Novo Holding’s combined consolidated financial statements as of and for the years ended December 31, 2022 and 2021. The accompanying Condensed Consolidated Financial Statements reflect all adjustments that are, in the opinion of management, necessary for a fair statement of the Company’s results of operations and cash flows for three and six-month periods ended June 30, 2023 and 2022 and the Company’s financial position as of June 30, 2023.

The accompanying Condensed Consolidated Financial Statements include the accounts of the Company and its wholly owned subsidiaries. Intercompany accounts and transactions have been eliminated.

NOVO OIL & GAS LEGACY HOLDINGS, LLC

(Formerly Novo Oil & Gas Holdings, LLC)

Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 2. Accounts Receivable

Components of accounts receivable include the following (in thousands):

	June 30, 2023	December 31, 2022
Crude oil, natural gas, and NGL sales	$55,292	$48,998
Joint interest billings	11,103	17,628
Related party	3	2

Gross accounts receivable	66,398	66,628
Allowance for doubtful accounts	—	—

Net accounts receivable	$66,398	$66,628

As of January 1, 2023 and 2022, the accounts receivable balance representing amounts due or billable under the terms of contracts with purchasers was $49.0 million and $26.1 million, respectively. The Company reviews accounts receivable periodically and reduces the carrying amount by a valuation allowance that reflects the estimate of the amount that may not be collectible. No such allowance was considered necessary at June 30, 2023 and December 31, 2022.

Note 3. Oil and Natural Gas Properties

Capitalized Costs

The following table reflects the aggregate capitalized costs (in thousands):

	June 30, 2023	December 31, 2022
Oil and natural gas properties:
Proved properties	$1,257,559	$1,083,345
Unproved properties	56,708	60,158

Total oil and gas properties	1,314,267	1,143,503
Less: accumulated depreciation, depletion, and amortization	(293,535)	(212,080)

Oil and gas properties, net	$1,020,732	$931,423

No lease expirations were included as exploration costs in the consolidated statements of operations for the six months ended June 30, 2023 and 2022. In addition, there were no impairments of unproved leaseholds during the three and six months ended June 30, 2023 and 2022.

Note 4. Other Property and Equipment, Net

Other property and equipment, net consists of the following (in thousands):

	June 30, 2023	December 31, 2022
Furniture, fixtures, and other	$2,118	$2,118
Less: accumulated depreciation	(1,897)	(1,835)

Other property and equipment, net	$221	$283

NOVO OIL & GAS LEGACY HOLDINGS, LLC

(Formerly Novo Oil & Gas Holdings, LLC)

Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 5. Revenue

Disaggregation of Revenue

The following table presents the disaggregation of crude oil, natural gas and natural gas liquids (NGLs) revenue (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Crude oil	$162,119	$100,440	$300,670	$174,833
Natural gas	11,474	48,669	22,016	66,069
NGLs	31,946	43,279	60,372	66,036

Total crude oil, natural gas, and NGL sales, net	$205,539	$192,388	$383,058	$306,938

Note 6. Derivative Financial Instruments

Commodity Derivatives

As of June 30, 2023, the Company had the following open crude oil derivative positions:

	Price Swaps		Price Collars
Period	Volume (Bbls)	Weighted Average Price ($/Bbl)	Volume (Bbls)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
July 2023 - December 2023	1,206,500	$83.93	—	$—	$—
January 2024 - December 2024	723,000	$76.39	—	$—	$—
July 2023 - December 2023	—	$—	977,000	$70.46	$81.35

NOVO OIL & GAS LEGACY HOLDINGS, LLC

(Formerly Novo Oil & Gas Holdings, LLC)

Notes to Condensed Consolidated Financial Statements (Unaudited)

As of June 30, 2023, the Company had the following open natural gas derivative positions:

	Price Swaps		Price Collars
Period	Volume (MMBtu)	Weighted Average Price ($/MMBtu)	Volume (MMBtu)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
July 2023 - December 2023	3,940,000	$3.52	—	$—	$—
January 2024 - December 2024	2,025,000	$4.88	—	$—	$—
January 2025 - December 2025	1,785,000	$4.71	—	$—	$—
July 2023 - December 2023	—	$—	7,935,000	$3.88	$6.04
January 2024 - December 2024	—	$—	9,665,000	$3.75	$6.03
January 2025 - December 2025	—	$—	5,185,000	$3.67	$5.45

	Natural Gas Basis Swaps
Period	Index	Volume (Bbls)	Weighted Average Basis Differentials ($/Bbl)
July 2023 - December 2023	WAHA	11,020,000	$(1.63)
January 2024 - December 2024	WAHA	12,150,000	$(1.43)
January 2025 - December 2025	WAHA	8,477,500	$(1.17)

Derivative Gains and Losses

Cash receipts and payments reflect the gains or losses on derivative contracts which matured during the applicable period, calculated as the difference between the contract price and the market settlement price of matured contracts. The derivative contracts of the Company are settled based upon reported settlement prices on commodity exchanges. Because the Company does not apply hedge accounting treatment to its derivative contracts, the changes in fair value of these contracts are recognized in income as unrealized gains (losses) in the period of change.

NOVO OIL & GAS LEGACY HOLDINGS, LLC

(Formerly Novo Oil & Gas Holdings, LLC)

Notes to Condensed Consolidated Financial Statements (Unaudited)

The following table presents cash receipts and payments along with unrealized gains and losses of commodity derivative contracts (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cash received (paid) on derivatives	$15,208	$(27,439)	$44,298	$(38,445)
Unrealized gain (loss) on derivatives	(18,230)	17,874	(15,386)	(22,740)

Gain (loss) on derivatives, net	$(3,022)	$(9,565)	$28,912	$(61,185)

Financial Statement Presentation

All derivative financial instruments are recognized at their current fair value as either assets or liabilities in the consolidated balance sheets. Amounts related to contracts allowed to be netted upon payment subject to a master netting arrangement with the same counterparty are reported on a net basis in the consolidated balance sheets. The table below presents a summary of these positions at June 30, 2023 (in thousands):

	June 30, 2023
	Gross Fair Value	Amounts Netted	Net Fair Value
Commodity derivative assets:
Commodity derivative asset, current	$41,148	$(10,677)	$30,471
Commodity derivative asset, noncurrent	9,878	(8,457)	1,421

Total commodity derivative assets	$51,026	$(19,134)	$31,892

Commodity derivative liabilities:
Commodity derivative liability, current	$(20,646)	$10,677	$9,969
Commodity derivative liability, noncurrent	(12,253)	8,457	3,796

Total commodity derivative liabilities	$(32,899)	$19,134	$13,765

	December 31, 2022
	Gross Fair Value	Amounts Netted	Net Fair Value
Commodity derivative assets:
Commodity derivative asset, current	$47,633	$(9,941)	$37,692
Commodity derivative asset, noncurrent	8,927	(6,453)	2,474

Total commodity derivative assets	$56,560	$(16,394)	$40,166

Commodity derivative liabilities:
Commodity derivative liability, current	$(15,004)	$9,941	$(5,063)
Commodity derivative liability, noncurrent	(11,358)	6,453	(4,905)

Total commodity derivative liabilities	$(26,362)	$16,394	$(9,968)

NOVO OIL & GAS LEGACY HOLDINGS, LLC

(Formerly Novo Oil & Gas Holdings, LLC)

Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 7. Revolving Credit Facility

The Company has a senior secured revolving credit facility (“Revolving Credit Facility”) with a bank with a maximum commitment of $500.0 million. The Revolving Credit Facility has semi-annual borrowing base redeterminations on April 1 and October 1 each year. On March 28, 2023, the borrowing base of the Revolving Credit Facility was reaffirmed at $400.0 million. As of June 30, 2023 and December 31, 2022, the Company had $350.0 million and $250.0 million of outstanding borrowings under the Revolving Credit Facility, respectively. The Company has pledged substantially all of its oil and gas properties and other assets as collateral to secure amounts outstanding under the Revolving Credit Facility.

At June 30, 2023 and December 31, 2022, the interest rate on the Revolving Credit Facility was 8.9% and 6.9%, respectively. The Revolving Credit Facility contains representations, warranties, covenants, conditions, and defaults customary for transactions of this type, including but not limited to (i) limitations on liens and incurrence of debt covenants; (ii) limitations on the sale of property, mergers, consolidations, and other similar transactions covenants; (iii) limitations on investments, loans and advances covenants; and (iv) limitations on dividends, distributions, redemptions, and restricted payments covenants. The revolving credit facility also contains financial covenants requiring the Company to comply with a consolidated leverage ratio, as of the last day of any fiscal quarter, to be greater than 3.25 to 1.0 and a consolidated current ratio, as of the last day of any fiscal quarter, to not be less than 1.0 to 1.0. The Company was in compliance with terms and covenants of the Revolving Credit Facility as of June 30, 2023 and December 31, 2022.

Note 8. Asset Retirement Obligations

The following table presents changes in asset retirement obligations (in thousands):

	June 30,
	2023	2022
Asset retirement obligations at beginning of period	$2,706	$1,035
Accretion expense on discounted obligation	150	57

Asset retirement obligations at end of period	$2,856	$1,092

Given the unobservable nature of the inputs, the initial recognition of an asset retirement obligation is a non-recurring Level 3 fair value measurement.

Note 9. Fair Value Measurement

The carrying amounts of financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, revenue payable, advances from joint interest partners, and accrued liabilities included in the accompanying condensed consolidated balance sheets approximated fair value due to their short-term maturities. The carrying value of the Companies’ revolving credit facility approximates fair value because the Credit Agreement’s variable interest rate resets frequently and approximates current market rates available to the Companies.

NOVO OIL & GAS LEGACY HOLDINGS, LLC

(Formerly Novo Oil & Gas Holdings, LLC)

Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 10. Members’ Equity

The Company has three authorized classes of membership interests consisting of Class A units, Class B units, and Class C units. These membership interests are differentiated by ownership, voting rights, capital contribution requirements, and payout treatment. The Class C units first payout hurdle, as defined in the Limited Liability Company Agreement (“LLC Agreement”), was achieved during the six months ended June 30, 2023. Class C units are considered profits interests in accordance with ASC 710 – Compensation. Distributions are made in accordance with the achievement of certain performance criteria by Company and will be recorded as compensation expense when achieved and paid.

For the six months ended June 30, 2023, the Company made distributions of $230.3 million, of which $15.4 million was distributed to the Class C unit holders. The Company recorded the Class C unit distributions of $15.4 million as compensation expense and included in general and administrative expense on the condensed consolidated statements of operations. For the six months ended June 30, 2022, the Company made distributions of $50.9 million to Class A and Class B unit holders.

As of June 30, 2023 and December 31, 2022, 4,170,175 Class A units, 80,000 Class B units, and 100,000 Class C units were authorized. At June 30, 2023 and December 31, 2022, the Company had issued 3,092,175 Class A units, 63,106 Class B units, and 100,000 Class C units.

Note 11. Commitments and Contingencies

Due to the nature of the oil and natural gas business, the Company is exposed to possible environmental risks. The Company has implemented various policies and procedures to avoid environmental contamination and risks from environmental contamination. The Company has not historically experienced any significant environmental liabilities and is not aware of any potential material environmental issues or claims that are considered probable and estimable at June 30, 2023 and December 31, 2022.

Note 12. Leases

Operating lease costs and short-term lease costs are included in “general and administrative expense” in the accompanying consolidated statements of operations and included in the following components (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operating lease cost	$65	$62	$130	$124
Short-term lease costs	$1,404	$631	$2,830	$1,073
Lease costs capitalized in proved oil and gas properties	$3,115	$9,007	$6,944	$10,879

NOVO OIL & GAS LEGACY HOLDINGS, LLC

(Formerly Novo Oil & Gas Holdings, LLC)

Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 13. Supplemental Disclosures to Consolidated Financial Statements

Accrued Liabilities

Accrued liabilities consisted of the following at the dates indicated (in thousands):

	June 30, 2023	December 31, 2022
Accrued production taxes	$6,406	$4,939
Accrued interest	1,727	678
Accrued compensation costs and other	3,895	342

Accrued liabilities	$12,028	$5,959

Supplemental Cash Flow Information

The following table provides certain supplemental cash flow information for the periods indicated (in thousands):

	June 30,
	2023	2022
Supplemental disclosure of non-cash information:
Change in accounts payable related to oil and gas properties	$29,439	$18,201

Note 14. Subsequent Events

In preparing the accompanying Consolidated Financial Statements, management has evaluated all subsequent events and transactions for potential recognition or disclosure through August 30, 2023, the date the Condensed Consolidated Financial Statements of the Company were available for issuance and concluded there were no material subsequent events other than discussed below.

Subsequent to June 30, 2023, the Company made distributions to members for a total of $939.3 million. The distribution was shared in accordance with the limited liability company agreement governing the sharing of such future distributions under the achievement of the first payout level.

As previously discussed in Note 1, on August 15, 2023, the Company completed the sale of substantially all its oil and gas assets to Earthstone. As a result of the sale, the Company paid the Revolving Credit Facility in full.